SCHEDULE 14A
                                  (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

     Filed by the registrant / /

     Filed by a party other than the registrant /x/

     Check the appropriate box:

     /x/ Preliminary proxy statement         / / Confidential,
                                                 For Use of the
                                                 Commission Only
                                                 (as permitted by
                                                 Rule 14a-6(e)(2))

     / / Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material under Rule 14a-12

                        INSPIRE INSURANCE SOLUTIONS, INC.
                 (Name of Registrant as Specified in Its Charter)

                         Buena Venture Associates, L.P.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     /x/ No fee required.

     /  / Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and  0-
11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     / / Fee paid previously with preliminary materials:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:


PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MAY 1, 2000



                         BUENA VENTURE ASSOCIATES, L.P.

                             201 Street, Suite 3200
                            Fort Worth, Texas  76102



                                 PROXY STATEMENT
                   in opposition to The Board of Directors of
                        INSPIRE INSURANCE SOLUTIONS, INC.


                         ANNUAL MEETING OF SHAREHOLDERS


     This Proxy Statement and the enclosed GREEN proxy card are furnished by Buena Venture Associates, L.P. ("Buena Venture"), to the holders of the outstanding common stock, par value $.01 per share (the "Common Shares"), of INSpire Insurance Solutions, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of Buena Venture for use at the Company's annual meeting of shareholders (the "Meeting") to be held on June 23, 2000, and at any and all adjournments or postponements thereof.

     The Meeting will be held at 10:00 a.m. local time, at the Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102 and the close of business on May 1, 2000 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the enclosed
GREEN  proxy card are first being mailed to shareholders on or about           ,
2000. The principal executive offices of the Company are located at 300 Burnett Street, Fort Worth, Texas 76102.

     THESE ARE PRELIMINARY PROXY MATERIALS AND, IN ACCORDANCE WITH UNITED STATES SECURITIES LAWS, DO NOT INCLUDE A PROXY CARD. ONCE OUR PROXY MATERIALS BECOME DEFINITIVE, YOU WILL RECEIVE ANOTHER COPY ALONG WITH OUR GREEN PROXY CARD WHICH YOU CAN USE TO VOTE YOUR SHARES.

     Pursuant to this Proxy Statement, Buena Venture is soliciting proxies from holders of outstanding Common Shares for the purpose of electing two director nominees sponsored by Buena Venture. Buena Venture urges you to sign, date and return today the enclosed GREEN proxy card in the enclosed postage prepaid envelope. Buena Venture respectfully requests that you not return any proxy forms sent to you by the Board of Directors of the Company (the "Board"). If you have returned a Board proxy card, even if to withhold authority to vote, please sign, date and return the enclosed GREEN proxy card in the enclosed postage-prepaid envelope. The latest dated proxy is the only one that counts. Regardless of how many shares you own, your vote is very important.

     IMPORTANT NOTE: If your shares are held in the name of a brokerage firm, bank or other institution, only it can execute a proxy with respect to your Common Shares, and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for the GREEN proxy card to be signed representing your shares.

     For  assistance or further information, please call D. F. King & Co.,  Inc.
("D. F. King"), which is assisting us in this matter, toll free at (800) 207-3156 or collect at (212) 269-5550.
                          REASONS FOR THE SOLICITATION

     Buena Venture is commencing this proxy solicitation because Buena Venture believes that the election of its nominees to the Board will cause the Board to be more responsive to shareholder concerns. Buena Venture expects its nominees will represent the point of view of shareholders who have made a substantial investment in the Company, will be independent of management and will bring a fresh perspective to the Company's problems and opportunities.

                                   THE MEETING

Record Date, Quorum and Voting

     The close of business on May 1, 2000 (the "Record Date") has been established as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. At the Record Date, there were, to the best knowledge of Buena Venture, Common Shares issued and outstanding and entitled to vote.

     According to the Company's Restated Articles of Incorporation, each holder of Common Shares is entitled to one vote per Common Share held on each matter submitted to a vote of the shareholders. Shareholders of the Company do not have cumulative voting rights. The presence, in person or by proxy, of holders of a majority of the outstanding Common Shares entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the Common Shares represented at the Meeting is required for the election of directors and the affirmative vote of the holders of a majority of the Common Shares voting at the Meeting is required for the approval of the proposal to redeem the poison pill. Abstentions and broker non-votes will be counted as present and entitled to vote in determining whether a quorum is present. With respect to the election of directors, abstentions and broker non-votes will not be treated as a vote for or against a particular nominee and therefore will not affect the outcome of the election of directors.

     Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting. If you are a shareholder of record on the Record Date you will retain your voting rights for the Meeting even if you sell your Common Shares after the Record Date. Accordingly, it is important that you vote the Common Shares held by you on the Record Date, or grant a proxy to vote such Common Shares on the GREEN proxy card, even if you sell such Common Shares after the Record Date.

      Any Shareholder executing and delivering Buena Venture's GREEN proxy card may revoke such action at any time prior to the voting of the proxy by executing and delivering a later-dated proxy or an instrument expressly revoking the proxy to Buena Venture, in care of D.F. King, by mail at 77 Water Street, New York, New York 10005 or FAX at (212) 809-0692. A proxy may also be revoked by attending the Meeting and voting in person.

     If your Common Shares are held in the name of a brokerage firm, bank or other institution on the Record Date, only it can execute a proxy with respect to your Common Shares, and only after receipt of your specific instructions. Therefore, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card.

Effect of the Green Proxy Card

     Buena Venture is soliciting FOR the election of Buena Venture's director nominees named in Proposal No. 1. By executing Buena Venture's GREEN proxy card, shareholders will revoke any earlier dated proxy card which they may have signed, including proxy cards solicited by the Board. Common Shares represented by the GREEN proxy card will be voted in accordance with the directions indicated thereon or, if no direction is indicated, in accordance with the recommendations of Buena Venture contained in the Proxy Statement as to all Common Shares represented by that proxy card.

     Buena Venture knows of no matters to be presented for action at the Meeting other than those specified in this Proxy Statement and the Notice of Annual
Meeting of Shareholders distributed by the Company. Should any other matter properly come before the Meeting, the GREEN proxies held by Buena Venture will be voted upon these other matters in accordance with the best judgment of the persons voting such GREEN proxies. The persons named as proxies in Buena Venture's GREEN proxy card were selected by Buena Venture and are nominees, employees or representatives of Buena Venture.

     Buena Venture respectfully requests that you not return any proxy cards sent to you by the Board. The enclosed GREEN proxy card gives you the opportunity to instruct the proxies named therein to vote your shares for a full slate of director nominees. If you have returned a Board proxy card, even if to withhold authority to vote, please sign, date and return Buena Venture's enclosed GREEN proxy card in the enclosed postage prepaid envelope. The latest dated proxy is the only one that counts. Regardless of how many shares you own, your vote is very important.

Proposal No. 1:  Election of Directors

     The Company's Restated Articles of Incorporation provide for three classes of directors, with each class serving a three-year term and with one class being elected each year. All three classes of directors consist of two members. Two members of the Board are proposed to be elected at the Meeting for a term expiring  at  the annual meeting of stockholders in 2003.  Other directors  will continue  in  office until the expiration of the terms of their classes  at  the
2001 or 2002 annual meeting of stockholders, as the case may be. The two nominees for election as directors who receive the greatest number of votes cast for the election of directors by the holders of Common Shares entitled to vote at the Meeting at which a quorum is present will become directors at the conclusion of the tabulation of votes. See "-- Record Date, Quorum and Voting" above. A shareholder's abstention from voting and any broker non-votes will be counted for purposes of determining whether a quorum is present but will not be treated as a vote for or against any particular nominee and therefore will not affect the outcome of the election of directors. Each director nominee so elected will hold office until the expiration of his term at the annual meeting of shareholders to be held in 2003 and until such nominee's successor has been elected and qualified. The proxies given to the persons named in Buena
Venture's enclosed GREEN proxy card will be voted for the election of Buena Venture's two nominees listed below (unless the proxy withholds authority to vote for any of such nominees). See "--Effect of the Green Proxy Card" above. The proxies cannot be voted for a greater number of persons than the number of nominees named. In case of the inability of any of the nominees to serve such proxies will be voted for the balance of those named and for substitute nominees, but Buena Venture now knows of no reason to anticipate that any substitutions will occur.

     Buena Venture recommends a vote FOR the nominees listed below.

Name, Age and Business Address   Principal Occupation During the
                                         Last Five Years
John F. Pergande (37)            Vice    President    of    Buena
Buena Holdings Genpar, Inc. Holdings Genpar, Inc. (general 201 Main Street, Suite 3200 partner of the general partner
Fort Worth, Texas  76102         of   Buena  Venture  Associates,
                                 L.P.  (private  venture  capital
                                 partnership)) since 1998;  Chief
                                 Financial  Officer  of   Pyramid
                                 Services,  Inc.  (developer   of
                                 insurance    claims   processing
                                 software)  from  1997  to  1998;
                                 Member,     Corporate    Finance
                                 Group,  Electronic Data Systems,
                                 Inc.   (computer   systems   and
                                 services)  from  1995  to  1997;
                                 prior  to 1995, Corporate Banker
                                 for     Citibank    (diversified
                                 financial services).

Greg B. Kent (52)                Risk     Manager    for     Bass
Bass Enterprises Production Co. Enterprises Production Co. (oil 201 Main Street, Suite 2700 exploration and drilling and
Fort Worth, Texas  76102         hydrocarbon  production)   since
                                 1989;     Director,     National
                                 Reinsurance          Corporation
                                 (insurance) from 1991  to  1996.
                                 Like    Buena   Venture,    Bass
                                 Enterprises  Production  Co.  is
                                 an  affiliate of Mr. Sid R. Bass
                                 of   Fort  Worth,  Texas.    See
                                 "Background  --  Who  is   Buena
                                 Venture."

     According to the proxy statement for the Company's 1999 annual meeting of shareholders, each member of the Company's Board who is not also an employee of the Company currently receives an annual fee of $15,000, a fee of $1,000 for each Board meeting attended, a fee of $300 for each committee meeting attended and reimbursement of travel expenses to attend such meetings. In addition, directors who serve as chairman of a committee receive an additional annual fee of $3,000. Nonemployee directors may also participate in the 1997 Director Stock Option Plan, as amended by the Board in February, 1998 (the "1997 Director Plan"). Pursuant to the 1997 Director Plan, each new nonemployee director elected (or appointed to fill a vacancy) to the Board of Directors receives a stock option grant of 3,750 Common Shares. These options provide for the purchase of shares at the fair market value of the stock on the date of the grant, fully vesting on the date of the grant.

     Buena Venture believes that each Buena Venture nominee, if elected, will receive the Company's regular directors' compensation, as set forth above, and will be indemnified for his services as a director of the Company to the same extent indemnification is available to directors of the Company under the Company's bylaws.

     In addition, Buena Venture believes that, upon election, Buena Venture nominees will be covered by the Company's officer and director liability insurance, assuming the Company has in effect a standard officer and director insurance policy. Buena Venture has also agreed to indemnify Buena Venture nominees against any expenses (including legal fees) arising out of their participation in the proxy solicitation.

                         BACKGROUND

Who is Buena Venture?

     Buena Venture Associates, L.P., a Texas limited partnership, is a private venture capital partnership based in Fort Worth, Texas. Buena Venture Associates, L.P. was formed in 1998 by its general partner, Buena Holdings
Associates, L.P. Buena Holdings Associates, L.P., in turn, is a Texas limited partnership formed by its general partner, Buena Holdings Genpar, Inc. to manage Buena Venture Associates, L.P. Buena Holdings Genpar, Inc. is a Delaware corporation, the sole shareholder of which is The Sid R. Bass Management Trust. The Sid R. Bass Management Trust is a revocable trust existing under the laws of the State of Texas, the trustor and a trustee of which is Mr. Sid R. Bass of Fort Worth, Texas.

Buena Venture's Involvement with the Company

     Buena Venture became a significant investor in the Company in October of 1999. It currently owns 2,135,000 Common Shares, or approximately 11.2% of the Common Shares outstanding.

     During the past several months, John Pergande, on behalf of Buena Venture, has had numerous conversations with George Dunham, the Company's Chief Executive Officer, about the Company's prospects and available options to maximize shareholder value. Until December 30, 1999, Mr. Dunham was also Chief Executive Officer of the Company's largest shareholder, The Millers Insurance Company ("Millers").

     These conversations included, on a preliminary basis, the possibility of Buena Venture's purchasing some or all of Millers' stock and, conversely, the possibility of the Company's purchasing some or all of Buena Venture's stock. During these discussions, Mr. Pergande discussed with Mr. Dunham that a sale of Millers' shares to a single purchaser would require a waiver or redemption of the Company's poison pill (which has a 15% trigger threshold). During the course of discussions over three months, Mr. Dunham, in his capacity as Chief Executive Officer of the Company, indicated that the Company would consider neither waiving the poison pill nor purchasing Buena Venture's stock at a price acceptable to Buena Venture. Mr. Dunham and Mr. Pergande also discussed various Company operational issues, principally the status of the Company's upgrade of its insurance software and the possibility of a licensing arrangement involving the internet software platform being developed by InsureZone, Inc., an affiliate of Buena Venture.

     None of these discussions proved fruitful. Then, on March 27, 2000, the Company announced that its Board had amended and restated its bylaws on March 23, 2000, as follows:

          1. The Company's first bylaw amendment provides that the annual meeting of shareholders may be held at any such time and date as the Board may select.

          2. The Company's second bylaw amendment effectively provides that, in order for a shareholder to bring business, including the election of directors, before an annual meeting of shareholders, the shareholder must have so notified the Company not less than 90 nor more than 120 days prior to the anniversary date of the preceding year's annual meeting.

     Following this announcement by the Company, Mr. Pergande contacted Mr. Dunham regarding the date of the Company's upcoming annual meeting of shareholders and the purpose behind the bylaw amendment. Buena Venture was not encouraged by Mr. Dunham's response and, therefore, released the following press release on April 5, 2000:


             INSpire Insurance Solutions Board Silences Shareholders

Fort Worth, April 5, 2000 - The following statement has been issued by Buena Venture Associates, L.P., a private venture capital partnership located in Fort Worth, Texas, and managed by persons and entities associated with Sid Bass. Buena Venture currently owns 11% of the common shares of INSpire Insurance Solutions Inc., a Fort Worth, Texas, based company that provides policy and claims administration solutions for all property and casualty insurance products:

     "On  March  27,  2000, INSpire Insurance Solutions filed  notice  with  the
Securities  and  Exchange  Commission that its Board of  Directors  amended  the corporation's bylaws on March 23, 2000. The change requires that any shareholder desiring to make nominations or introduce any other business at the annual meeting must notify the Company 90 days before the anniversary of the previous annual meeting. This means shareholders must have notified the Company before February 11, 2000.
     "We are shocked by this act making it impossible for shareholders to raise business matters or nominate persons to the Board of Directors. Such a retroactive bylaw is unconscionable, unfair and unenforceable.
     "Our real concern, however, is that the Board of Directors would attempt to silence shareholders. Who owns INSpire Insurance Solutions? Is this the way the Directors represent the shareholders, or the way the Directors represent themselves?
      "Over the coming days we will discuss these issues with other shareholders and determine what action to take. Shareholders interested in sharing their views with us should call us directly at (817) 339-7400 and ask for John Pergande."
     [Legends omitted]

     After receiving no response to the concerns raised in the press release, Buena Venture sent the following letter to Mr. Dunham and each member of the Board on April 18, 2000:

                                 April 18, 2000

Mr. George Dunham
Chief Executive Officer
INSpire Insurance Solutions, Inc.
300 Burnett Street
Fort Worth, TX  76102

Dear Mr. Dunham:

      Last month you and the rest of INSpire's Board of Directors adopted an illegal and unenforceable bylaw in an attempt to muzzle shareholders at this year's upcoming annual meeting. We have already expressed to you, both privately and publicly, our shock and dismay.

     Frankly, we had hoped to hear from you by now with some positive news. But we have heard nothing. We have consequently filed earlier today a lawsuit requesting that the Texas courts formally declare that your bylaw is illegal and void as applied to this year's meeting.

     We have also regretfully commenced taking the preparatory steps necessary to conduct a proxy contest with respect to the two director seats open for election this year - one of which is yours. We have engaged D.F. King to assist us, and we have asked our attorneys to start preparing draft preliminary proxy materials for filing with the Securities and Exchange Commission.

     We do not believe, however, that a proxy contest and yet more litigation are necessarily in the best interests of the Company and its shareholders right now. Neither, presumably, do you.

     This time we expect an answer.

                                   Very truly yours,

                                   BUENA VENTURE ASSOCIATES, L.P.

                                   By:  Buena Holdings Associates, L.P.,
                                        general partner

                                        By:  Buena Holdings Genpar, Inc.
                                             general partner

cc: Board of Directors                       By:  /s/ John F. Pergande
                                                  John Pergande,
                                                  Vice President

     Simultaneously with the delivery of the foregoing letter, Buena Venture filed suit in the District Court of Tarrant County, Texas seeking a judicial declaration that the bylaw recently adopted by the Company, and to be applied retroactively against the Company's shareholders, is void and unenforceable with respect to the Company's upcoming annual meeting of shareholders tentatively scheduled for June 23, 2000.

     On May 1, 2000, Buena Venture delivered to the Company a demand under Texas law to inspect the Company's list of shareholders and filed this Proxy Statement (in preliminary form) with the Securities and Exchange Commission, and proceeded with the solicitation described herein.

                          VOTING SECURITIES OUTSTANDING

     The following table provides information as to the beneficial ownership of the Common Shares by Buena Venture nominees, each current director and officer, all current officers and directors as a group, and each other person who beneficially owns 5% or more of the Common Shares. The information for current directors, current officers and for all current officers and directors as a group has been taken from the Company's 1999 annual meeting proxy statement dated April 1, 1999. The information for beneficial holders (other than Buena Venture) of 5% or more of the Common Shares has been taken from each such holder's most recent filing on Schedule 13D or 13G with the Securities and
Exchange Commission. Although Buena Venture has no reason to believe that any such information is inaccurate or incomplete, Buena Venture has undertaken no independent investigation of such information and does not assume any responsibility for its accuracy or completeness.

                             Buena Venture Nominees

Name And
Address Of                       Common                Percent Of
Beneficial Owner                 Stock                     Class

John F. Pergande                 -0-                   -0-
201 Main Street, Suite 3200
Fort Worth, Texas  76102


Greg B. Kent                     -0-                   -0-
201 Main Street, Suite 2700
Fort Worth, Texas  76102

                 Current Directors and Named Executive Officers

Name Of                     Common             Percent Of
Beneficial Owner            Stock                Class

F. George Dunham, III       817,619(1)            4.4%
Ronald O. Lynn              131,856(2)              *
Robert K. Agazzi            148,483(3)              *
Jeffrey W. Robinson         123,856(4)              *
Harry E. Bartel              12,000(5)              *
R. Earl Cox, III             12,000(5)              *
Mitch S. Wynne               36,500(6)              *
Jeffrey W. Robinson (7)
Daniel E. Berce (7)
All directors and executive
officers as a group
(12 individuals) (8)      1,324,414(9)            7.5%

*  Less than 1%.

(1) Includes 5,100 Common Shares held in trusts, of which Mr. Dunham or a person controlled by Mr. Dunham is trustee, for the benefit of certain family members of Mr. Dunham, and 716,807 Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999.

(2) Includes 128,856 Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999.

(3)Includes 120,107 Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999.

(4)Represents Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999.

(5)Includes, 7,500 Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999. Does not include options covering additional shares granted following the Company's 1999 annual meeting pursuant to the 1997 Director Plan.

(6)Includes 24,000 Common Shares held in trusts, of which Mr. Wynne or a person controlled by Mr. Wynne is trustee, for the benefit of certain family members of Mr. Wynne, and 7,500 Common Shares issuable upon exercise of options exercisable within 60 days of April 1, 1999. Does not include options covering additional shares granted following the Company's 1999 annual meeting pursuant to the 1997 Director Plan.

(7)  Information not yet publicly available.

(8)Does not include Daniel E. Berce, who was appointed a director of the Company by the Board on March 29, 1999, or Jeffrey W. Robinson, who was appointed a director of the Company on January 7, 2000. Pursuant to the 1997 Director Plan, Mr. Berce was granted options to purchase 3,750 Common Shares, which vested and became exercisable on the date of grant, March 29, 1999.

(9)Includes   1,187,126  Common  Shares  issuable  upon  exercise   of   options
   exercisable within 60 days of April 1, 1999.

                             Principal Stockholders

   The following table sets forth information regarding each person who, to Buena Venture's knowledge, owns more than 5% of any class of the Company's outstanding voting securities:

Name And
Address Of                                 Common                Percent Of
Beneficial Owner                           Stock                  Class

Buena Venture                              2,135,000(1)           11.2%
201 Main Street, Suite 3200
Fort Worth, Texas  76102

The Millers Insurance Company              4,606,875(2)           24.0%
300 Burnett Street
Fort Worth, Texas  76102-2799

Massachusetts Financial Services Company   2,109,430(3)           11.1%
500 Boylston Street
Boston, Massachusetts  02116

Eagle Asset Management, Inc.               1,068,174(4)           5.62%
880 Carillon Parkway
St. Petersburg, Florida  33716

Warburg Pincus Asset Management, Inc.        965,100(5)             5.1%
466 Lexington Avenue
New York, New York  10017

(1) Shares are held by Buena Venture Associates, L.P., the general partner of which is Buena Holdings Associates, L.P., whose sole general partner, in turn, is Buena Holdings Genpar, Inc., all of whose stock is owned by The Sid
   R. Bass Management Trust. In his capacity as a Trustee of the Sid R. Bass Management Trust, Sid R. Bass may also be deemed to own beneficially the 2,135,000 Common Shares directly beneficially owned by Buena Venture Associates, L.P.

(2) Based on the Schedule 13G/A filed by The Millers Insurance Company with the Securities and Exchange Commission (the "SEC") on January 21, 2000.

(3) Based on the Schedule 13G/A filed by Massachusetts Financial Services Company ("MFSC") with the SEC on February 18, 2000. MFSC reported sole voting power as to 1,766,280 common Shares and sole dispositive power as to 2,109,430 Common Shares.

(4) Based on the Schedule 13G filed by Eagle Asset Management, Inc. ("Eagle") with the SEC on January 10, 2000. Eagle reported sole voting and dispositive power as to 1,068,174 Common Shares.

(5) Based on the Schedule 13G filed by Warburg Pincus Asset Management, Inc. with the Commission on January 13, 1999.

                         CERTAIN ADDITIONAL INFORMATION

   The rules of the SEC require Buena Venture to make available to shareholders certain additional information with respect to its director nominees and any others who may be deemed to be participants in Buena Venture's solicitation (each, including all the entities specified in the following paragraph, a "Participant").

     The name, business address, principal occupation and principal business of Buena Venture's nominees appear above under "The Meeting--Proposal No. 1:
Election of Directors." The principal business of Buena Venture Associates, L.P. is the purchase, sale, exchange, acquisition and holding of investment securities and other investments. The general partner of Buena Venture Associates, L.P. is Buena Holdings Associates, L.P., the principal business of which is serving as the general partner of Buena Venture Associates, L.P. and activities related thereto. The general partner of Buena Holdings Associates, L.P. is Buena Holdings Genpar, Inc., the principal business of which is investments in securities and activities related thereto. Sid R. Bass (President and sole director) and John F. Pergande (Vice President) are the principal officers of Buena Holdings Genpar, Inc. and its sole shareholder is The Sid R. Bass Management Trust. The principal occupation of Mr. Pergande is set forth above under "The Meeting --Proposal No. 1: Election of Directors." The principal occupation of Mr. Bass is serving as the President of Sid R. Bass, Inc., a Texas corporation. Mr. Bass's business address is 201 Main Street, Suite 2700, Fort Worth, Texas 76102. The Sid R. Bass Management Trust, the trustor and a trustee of which is Sid R. Bass, is a revocable grantor trust existing under the laws of the State of Texas. The business address of The Sid
R. Bass Management Trust is 201 Main Street, Suite 2700, Fort Worth, Texas 76102. Unless otherwise noted herein, the business address of each person and entity named in this paragraph is 201 Main Street, Suite 3200, Fort Worth, Texas 76102.

   The number of Common Shares owned, of record or beneficially, by Buena Venture's nominees is set forth above under "Voting Securities Outstanding -- Buena Venture Nominees." The number of Common Shares owned, of record or beneficially, by Buena Venture Associates, L.P. is set forth above under "Voting Securities Outstanding -- Principal Shareholders" and in Note 1 thereto. Except insofar as any of the other persons or entities specified in Note 1 may be deemed, under the rules of the Securities and Exchange Commission, to be the indirect owners of the 2,135,000 shares held by Buena Venture Associates, L.P., none of such persons or entities owns any securities of the Company.

   Schedule I hereto states, with respect to all securities of the Company purchased or sold within the past two years by each Participant, the dates on which they were purchased or sold and the amount purchased or sold on each such date. Participants not named in Schedule I have not purchased or sold any of the Company's securities. No part of the purchase price or market value of any of such securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except as set forth herein, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

   Except as set forth above and under "Voting Securities Outstanding" neither the Participants nor any of their associates own beneficially, directly or indirectly, any securities of the Company.

   Each of Buena Venture's nominees has agreed to stand for election as a director of the Company at the request of Buena Venture.

   Except as set forth above under "The Meeting -- Proposal No. 1: Election of Directors," or under "Certain Additional Information," no Participant or any associate of any Participant (i) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates,
(ii) has any arrangement or understanding with any person with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (iii) had during the last fiscal year any direct or indirect material interest with respect to any, or has any such interest with respect to any currently proposed, transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which the Company or any of its subsidiaries was or is to be a party.

                                THE SOLICITATION

   The entire cost of the solicitation of proxies by Buena Venture will be borne by Buena Venture. Buena Venture does not intend to seek reimbursement from the Company for these expenses if Buena Venture nominees are elected to the Board of Directors. Buena Venture estimates that total expenditures relating to such solicitation, including D.F. King's fees and expenses, will be approximately $250,000 of which approximately $80,000 has been expended to date. Proxies will be solicited by mail, advertisement, telephone, and in person. Nominees and the other persons identified as Participants herein may, without additional compensation, make solicitations through personal contact or by telephone, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send solicitation material to their principals. Buena Venture will reimburse any such person for his reasonable expenses. In addition, Buena Venture has retained D. F. King to assist in the solicitation of proxies on behalf of Buena Venture for a fee not to exceed $35,000 and reimbursement for its direct and indirect expenses. Buena Venture cannot now determine how many persons will be used by D. F. King in its solicitation efforts but anticipates that approximately 25 such persons will be used. Buena Venture also expects to agree to indemnify D. F. King against certain liabilities and expenses, including liabilities and expenses under the federal securities laws.


                                    IMPORTANT

   If your shares are registered in the name of a brokerage firm, bank or other institution, only it can execute a proxy for such shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card. If you have any questions or need assistance, please contact D. F. King, which is assisting us in this matter, toll free at (800) 207-3156 or collect at
(212) 269-5550.

              PLEASE ACT PROMPTLY -- SIGN, DATE AND MAIL THE GREEN
                                PROXY CARD TODAY!

                                                                      Schedule I

   This Schedule sets forth information concerning all shares of the Common Stock of INSpire Insurance Solutions, Inc. purchased and sold by each Participant within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date. None of the Participants have purchased or sold any securities of INSpire Insurance Solutions, Inc. other than Common Stock within the past two years.

                         BUENA VENTURE ASSOCIATES, L.P.

                                           Number of Shares
Date                                       Purchased (P) or Sold (S)

10/18/99                                    20,000(P)
10/19/99                                   230,000(P)
10/20/99                                    85,000(P)
10/20/99                                   162,400(P)
10/21/99                                    25,000(P)
10/21/99                                   225,000(P)
10/21/99                                    10,800(P)
10/22/99                                    56,000(P)
10/22/99                                    46,000(P)
10/22/99                                   500,000(P)
10/25/99                                   200,000(P)
10/25/99                                   287,300(P)
10/25/99                                     2,500(P)
10/26/99                                   285,000(P)

                    PRELIMINARY COPY--FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        INSPIRE INSURANCE SOLUTIONS, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF BUENA VENTURE PARTNERS, L.P. ("BUENA VENTURE"), FOR THE ANNUAL MEETING TO BE HELD ON JUNE 23, 2000, OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

   THE UNDERSIGNED hereby constitute(s) and appoint(s) John F. Pergande and Greg
B.  Kent,  and  each  of them, as proxies, with full power of  substitution,  to represent and to vote all shares of the common stock of INSpire Insurance Solutions, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the above stated Annual Meeting, and at any postponement or adjournment thereof, as instructed below. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.


1. ELECTION OF DIRECTORS

   Buena Venture nominees:

   Buena Venture recommends a vote FOR the election of the Buena Venture Nominees listed below.

   FOR the two nominees  [  ]              WITHHOLD AUTHORITY   [  ]
   listed  below  (except as marked        to  vote  for  the  two
   to the contrary below)                  nominees listed below


                        John F. Pergande and Greg B. Kent

   Instruction: To withhold authority to vote for any individual nominee, mark FOR above and write that nominee's name in the space provided below.








                 (Continued And To Be Signed On The Other Side)
                       PROXY  (Continued From Other Side)

   This Proxy will be voted in accordance with the undersigned shareholder's specifications hereon. IN THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN PROPOSAL NO. 1. As to such other matters as properly may come before the Annual Meeting, this Proxy will be voted by the proxies named on the reverse hereof according to their discretion.


+                           +    Dated:
                                      (Signature)
                                      (Title)


+                           +
                                 Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person.




                       Please vote, date, sign and return
                          this Proxy promptly using the
                       enclosed postage prepaid envelope.